Exhibit 10.3

EXECUTION VERSION

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of February 24, 2016 (this “Agreement”) is executed by WARRIOR COAL, LLC, WEBSTER COUNTY COAL, LLC, WHITE OAK RESOURCES LLC, and HAMILTON COUNTY COAL, LLC (the “Additional Originators”), each a limited liability company organized under the laws of Delaware with its principal place of business located at 1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma.

BACKGROUND:

A.        Alliance Resource Operating Partners, L.P., a Delaware limited partnership (the “Company”) and the various entities from time to time party thereto, as Originators (collectively, the “Originators”), have entered into that certain Purchase and Sale Agreement, dated as of December 5, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”).

B.        The Additional Originators desire to become Originators pursuant to Section 4.3 of the Purchase and Sale Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Originators hereby agree as follows:

SECTION 1.   Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Financing Agreement (as defined in the Purchase and Sale Agreement).

SECTION 2.   Transaction Documents.  The Additional Originators hereby agree that each shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be party to (as if each were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents.  From and after the later of the date hereof and the date that each Additional Originator has complied with all of the requirements of Section 4.3 of the Purchase and Sale Agreement, the Additional Originators shall be Originators for all purposes of the Purchase and Sale Agreement and all other Transaction Documents. Each Additional Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.

SECTION 3.   Representations and Warranties.  Each Additional Originator hereby makes all of the representations and warranties set forth in Article V (to the extent applicable) of the Purchase and Sale Agreement as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein.

Joinder Agreement

SECTION 4.   Amendments to the Purchase and Sale Agreement.  The Purchase and Sale Agreement is hereby amended as follows:

(a)        Schedule I of the Purchase and Sale Agreement is replaced in its entirety with Schedule I attached hereto.

(b)        Schedule II of the Purchase and Sale Agreement is replaced in its entirety with Schedule II attached hereto.

(c)        Schedule III of the Purchase and Sale Agreement is replaced in its entirety with Schedule III attached hereto.

(d)       Schedule IV of the Purchase and Sale Agreement is replaced in its entirety with Schedule IV attached hereto.

(e)        Schedule V of the Purchase and Sale Agreement is replaced in its entirety with Schedule V attached hereto.

SECTION 5.   Cut-Off Date.  The parties hereto hereby agree that the Cut-Off Date with respect to the Additional Originators shall be January 31, 2016.

SECTION 6.   Miscellaneous.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).  This Agreement is executed by the Additional Originators for the benefit of the Buyer, and its assigns, and each of the foregoing parties may rely hereon.  This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Originators and their successors and permitted assigns.  The Originators that are not Additional Originators, and the Buyer join in this Agreement for purposes of consenting to the addition of the Additional Originators and amending the Purchase and Sale Agreement as contemplated by Section 4.  Administrative Agent joins in this Agreement to evidence its consent to the addition of the Additional Originators and the amendments contemplated in Section 4.

[Signature Pages Follow]

Joinder Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

WARRIOR COAL, LLC

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

WEBSTER COUNTY COAL, LLC

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

WHITE OAK RESOURCES LLC

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

HAMILTON COUNTY COAL, LLC

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

Joinder Agreement

ORIGINATORS:

ALLIANCE COAL, LLC
GIBSON COUNTY COAL, LLC
HOPKINS COUNTY COAL, LLC
METTIKI COAL (WV), LLC
MT. VERNON TRANSFER TERMINAL, LLC
RIVER VIEW COAL, LLC
SEBREE MINING, LLC
TUNNEL RIDGE, LLC
WHITE COUNTY COAL, LLC

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

Joinder Agreement

Consented to:

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel, and Secretary

Joinder Agreement

Acknowledged by and consented to:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and sole Lender

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

Joinder Agreement

Schedule I

LIST OF ORIGINATORS

Alliance Coal, LLC

Gibson County Coal, LLC

Hamilton County Coal, LLC

Hopkins County Coal, LLC

Mettiki Coal (WV), LLC

Mt. Vernon Transfer Terminal, LLC

River View Coal, LLC

Sebree Mining, LLC

Tunnel Ridge, LLC

Warrior Coal, LLC

Webster County Coal, LLC

White County Coal, LLC

White Oak Resources LLC

Schedule II	Joinder Agreement

Schedule II

LOCATION OF EACH ORIGINATOR

Originator	Location

Alliance Coal, LLC	Delaware
Gibson County Coal, LLC	Delaware
Hamilton County Coal, LLC	Delaware
Hopkins County Coal, LLC	Delaware
Mettiki Coal (WV), LLC	Delaware
Mt. Vernon Transfer Terminal, LLC	Delaware
River View Coal, LLC	Delaware
Sebree Mining, LLC	Delaware
Tunnel Ridge, LLC	Delaware
Warrior Coal, LLC	Delaware
Webster County Coal, LLC	Delaware
White County Coal, LLC	Delaware
White Oak Resources LLC	Delaware

Joinder Agreement

Schedule III

LOCATION OF BOOKS AND RECORDS OF EACH ORIGINATOR

Originator	Location of Books and Records

Alliance Coal, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
Gibson County Coal, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
Hamilton County Coal, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
Hopkins County Coal, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
Mettiki Coal (WV), LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
Mt. Vernon Transfer Terminal, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
River View Coal, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
Sebree Mining, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
Tunnel Ridge, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
Warrior Coal, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
Webster County Coal, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
White County Coal, LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma
White Oak Resources LLC	1717 S. Boulder Ave., Suite 400, Tulsa, Oklahoma

Schedule III	Joinder Agreement

Schedule IV

TRADE NAMES OF EACH ORIGINATOR

Legal Name	Trade Names
Alliance Coal, LLC	Not Applicable
Gibson County Coal, LLC	Not Applicable
Hamilton County Coal, LLC	Not Applicable
Hopkins County Coal, LLC	Not Applicable
Mettiki Coal (WV), LLC	Not Applicable
Mt. Vernon Transfer Terminal, LLC	Not Applicable
River View Coal, LLC	Not Applicable
Sebree Mining, LLC	Not Applicable
Tunnel Ridge, LLC	Not Applicable
Warrior Coal, LLC	Not Applicable
Webster County Coal, LLC	Not Applicable
White County Coal, LLC	Not Applicable
White Oak Resources LLC	Not Applicable

Schedule IV	Joinder Agreement

Schedule V

LOCATION OF MINING OPERATIONS OF EACH ORIGINATOR

ORIGINATOR	MINEHEAD	STATE	COUNTY
Alliance Coal, LLC	N/A	N/A	N/A
Gibson County Coal, LLC	Gibson N. Complex/ Gibson S. Complex	IN	Gibson County Knox County
Hamilton County Coal, LLC

Hamilton County Coal

Mine #1 (Hamilton County Coal, LLC operates and generates its Receivables from coal mined at this mine, but the record interest in coal at this mine is held by White Oak Resources LLC)

		IL	Hamilton County
Hopkins County Coal, LLC	Elk Creek Mine	KY	Hopkins County
Mettiki Coal (WV), LLC	Mettiki- Mountain View Mine	WV	Grant County Tucker County
Mt. Vernon Transfer Terminal, LLC	N/A (Transfer Terminal)	N/A	N/A
River View Coal, LLC	River View Mine	KY	Union County
Sebree Mining, LLC	Onton No. 9 Mine	KY	Hopkins County Webster County
Tunnel Ridge, LLC	Tunnel Ridge Mine	PA WV	Washington County Ohio County
Warrior Coal, LLC	Warrior Mine	KY	Hopkins County
Webster County Coal, LLC	Dotiki Mine	KY	Webster County

Schedule V	Joinder Agreement

ORIGINATOR	MINEHEAD	STATE	COUNTY
White County Coal, LLC	Pattiki Mine	IL	White County
White Oak Resources LLC	Hamilton County Coal Mine #1	IL	Hamilton County

Schedule V	Joinder Agreement